SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 10, 2007

Date of Report (Date of earliest event reported)

OCTILLION CORP.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

333-127953

(Commission File Number)

59-3509694

(I.R.S. Employer Identification No.)

1628 West 1st Avenue, Suite 216, Vancouver, British Columbia,  V6J 1G1

(Address of principal executive offices)

(800) 213-0689

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1. Registrant's Business and Operations

Item 1.01 – Entry into a Material Definitive Agreement.

On September 10, 2007, the Company appointed Mr. Nicholas Cucinelli to the positions of President and Chief Executive Officer, effective immediately.  The Company established and Mr. Cucinelli agreed to a compensation package consisting of a salary, stock options, relocation expenses and health benefits, as agreed to in a General Offer of Employment Agreement dated September 4, 2007.

Pursuant to this agreement, Mr. Cucinelli: (i) agreed to serve as President and Chief Executive Officer, (ii) will receive an annualized base salary of $105,000, (iii) has been granted options to purchase up to 1,500,000 shares of the Company’s common stock at an exercise price of $4.21.  The options vest as follows: (a) 500,000 vest and become exercisable upon receiving engineering reports and independent confirmation that the NanoPower Windows can be manufactured at commercially viable prices and be able to generate a sufficient amount of electricity to be marketable to customers, whether retail or wholesale; (b) 500,000 vest and become exercisable upon commencing commercial sales of the NanoPower Window, whether to retail customers or wholesale customers; (c) 500,000 vest and become exercisable upon reaching $1,000,000 in total cumulative commercial sales of the NanoPower Window during any three month period of a fiscal year, and (d) All 1,500,000 vest and become exercisable if and when Sungen Technologies, Inc. is acquired by a third party at a price that has been approved by shareholders and the Board of Directors or when Octillion Corp., because of its ownership of Sungen Technologies, Inc., is acquired by a third party at a price that has been approved by shareholders and the Board of Directors.

.

The employment agreement dated September 4, 2007 is attached as Exhibit 10.1 and the stock option agreement is attached as Exhibit 10.2.

SECTION 2.  Financial Information

None.

SECTION 3.  Securities and Trading Markets

None.

SECTION 4.  Matters Related to Accountants and Financial Statements

None.

SECTION 5.  Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On September 10, 2007, the Company announced the appointment of Mr. Nicholas Cucinelli as Director, President and Chief Executive Officer, effective immediately.  A copy of the related press release is attached to this Current Report on Form 8-K as Exhibit 99.1. The Company entered into an employment agreement with Mr. Cucinelli, reflecting Mr. Cucinelli’s employment by the Company as its President and Chief Executive Officer.  The description of the material terms of Mr. Cucinelli’s employment with the Company is described under Item 1.01 above and is incorporated by reference in response to this Item 5.02.

Mr. Nicholas Cucinelli earned his Bachelor’s degree in Science from the United States Coast Guard Academy 1995.  From September 2002 to August 2005, Mr. Cucinelli was a graduate student (MS & MBA) at the University of Michigan.  Concurrent with his studies at the University of Michigan, Mr. Cucinelli was: a Graduate Student Research Assistant for, and a founding member of, the University’s “Sustainable Mobility and Accessibility Research & Transformation project” (January 2003 – April 2004); involuntarily recalled from the U.S. Coast Guard Reserve to active duty in support of Operation Neptune Shield (March 2003 – September 2003); a strategy consultant to the non-profit Carbon Disclosure Project (March – April 2004); employed full-time as an MBA intern within the Corporate Governance Division at Ford Motor Company (May – August 2004); and a member of a strategy consulting team for the Future Fuels Team within BP, plc. (October 2004 – August 2005). From September 2005 to June 2007, Mr. Cucinelli was employed by Energy Conversion Devices, Inc., where he held the position of Senior Business Development Specialist and facilitated the commercialization of solar photovoltaic, advanced battery, fuel cell, solid-state hydrogen storage, and next generation information technologies. On June 1st, 2007, Mr. Cucinelli was honorably discharged from the U.S. Coast Guard Reserve after completing nearly 16 years of Federal service. From June to September 2007, Mr. Cucinelli was employed by ENER subsidiary, United Solar Ovonic LLC, where he held the position of Manager, Federal and Military Sales.  Mr. Cucinelli joined the Company as President, Chief Executive Officer and Director on September 10, 2007.

SECTION 6. [Reserved]

N/A.

SECTION 7.  Regulation FD

Except for the historical information presented in this document, the matters discussed in this Form 8-K, or otherwise incorporated by reference into this document, contain "forward-looking statements" (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements are identified by the use of forward-looking terminology such as "believes", "plans", "intend", "scheduled", "potential", "continue", "estimates", "hopes", "goal", "objective", expects", "may", "will", "should" or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. The safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by the Registrant. The reader is cautioned that no statements contained in this Form 8-K should be construed as a guarantee or assurance of future performance or results. These forward-looking statements involve risks and uncertainties, including those identified within this Form 8-K. The actual results that the Registrant achieves may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and the Registrant assumes no obligation to update this information. Readers are urged to carefully review and consider the various disclosures made by the Registrant in this Form 8-K and in the Registrant's other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect the Registrant's business.

Note: Information in this report furnished pursuant to Item 7 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this current report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this current report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this current report contains is material investor information that is not otherwise publicly available.

On September 10, 2007, Octillion Corp. issued a news release to announce the appointment of Mr. Nicholas S. Cucinelli as the Company's new President and CEO. This news release, dated September 10, 2007 is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

SECTION 8.  Other Events

None.

SECTION 9.  Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

The following exhibit is furnished as part of this report:

Exhibit 10.1 – Employment Agreement, dated as of September 4, 2007, by and between Mr. Nicholas Cucinelli and Octillion Corp.

Exhibit  10.2   –  Stock Option Agreement of Mr. Nicholas Cucinelli.

Exhibit  99.1   –  Press Release dated September 10, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCTILLION CORP.

/s/ Harmel S. Rayat

Harmel S. Rayat

Secretary/Treasurer

Date: September 14, 2007